                                                                 EXHIBIT 10.3(G)
                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated January 31, 2007, is among Bank of America, National Association, a national banking association ("Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as trustee of the Banc of America Funding 2007-A Trust ("Assignee"), Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2007-A Trust and National City Mortgage Co., an Ohio corporation ("National City Mortgage").

     WHEREAS, pursuant to that certain Master Seller's Warranties and Servicing Agreement, dated as of September 1, 2003, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as purchaser, and National City Mortgage, as seller, as amended by that certain Amendment No. 1, dated as of July 1, 2004, by and among BAMCC, National City Mortgage and the Assignor, that certain Master Assignment, Assumption and Recognition Agreement, dated as of July 1, 2004, by and among BAMCC, National City Mortgage, the Assignor and Wachovia Bank, National Association, that certain Amendment No. 2, dated as of October 1, 2004, by and between National City Mortgage and the Assignor, that certain Amendment No. 3, dated as of August 11, 2005, by and between National City Mortgage and the Assignor, that certain Regulation AB Compliance Addendum to the Master Seller's Warranties and Servicing Agreement, dated as of January 1, 2006, by and between National City Mortgage and the Assignor, and that certain Assignment and Conveyance Agreement, dated as December 31, 2006, by and between National City Mortgage and the Assignor (collectively, the "Purchase and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from National City Mortgage and National City Mortgage currently services the Mortgage Loans;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows: 1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to Assignee, all of the right, title and interest of the Assignor in, to and under the Purchase and Servicing Agreement, and the mortgage loans delivered under such agreement by National City Mortgage to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     1. The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the Purchase and Servicing Agreement other than the Mortgage Loans

     2. The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to National City Mortgage with respect to the Purchase and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase and Servicing Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Purchase and Servicing Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Purchase and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of

          Section 5 of the Securities Act or require registration pursuant thereto.

          3. From and after the date hereof, National City Mortgage shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and
     (iii) notwithstanding anything to the contrary contained in Section 7.01 of the Purchase and Servicing Agreement, continue to service the Mortgage Loans pursuant to the Purchase and Servicing Agreement (including but not limited to those provisions related to sales and reconstitutions of mortgage loans and all provisions related to Regulation AB compliance, including servicer- and originator-related provisions), as modified by
     Section 10 hereof.

          4. National City Mortgage acknowledges that a REMIC election will made with respect to the Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Purchase and Servicing Agreement. The Master Servicer shall be authorized to enforce directly against National City Mortgage any of the obligations of National City Mortgage to the Assignor or its assignees provided for in the Purchase and Servicing Agreement including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Purchase and Servicing Agreement to monitor and enforce the obligations of National City Mortgage thereunder, the right to terminate National City Mortgage under the Purchase and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by National City Mortgage under the Purchase and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by National City Mortgage under the Purchase and Servicing Agreement, the right to examine the books and records of National City Mortgage, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by National City Mortgage. All remittances by National City Mortgage shall be made to the account or accounts designated by the Master Servicer to National City Mortgage in writing from time to time. Wire remittances shall be sent to:
     WELLS FARGO BANK, N.A., ABA# 121000248,  FOR CREDIT TO: SAS CLEARING, ACCT:
     3970771416,  FFC TO: BAFC  2007-A # 50979400.

          5. National City Mortgage hereby represents and warrants to each of the other parties hereto (i) that the representations and warranties of National City Mortgage in Sections 3.01 and 3.02 of the Purchase and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the Purchase and Servicing Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct in all material respects.

          6. National City Mortgage hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

          7. In accordance with Sections 2.01 and 7.01 of the Purchase and Servicing Agreement, the Assignor hereby instructs National City Mortgage, and National City Mortgage hereby agrees, to release from its custody and deliver the contents of the Mortgage File (as defined in the Purchase and Servicing Agreement) for each Mortgage Loan to the Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 11 hereof on or before the closing date of the related Pass-Through Transfer (as defined in the Purchase and Servicing Agreement).

          8. National City Mortgage hereby agrees that any repurchase or substitution of a Mortgage Loan pursuant to Section 3.03 of the Purchase and Servicing Agreement will be done so in accordance with the provisions set forth in Section 2.02 of the Pooling Agreement.

          9. National City Mortgage, BAFC and the Assignee hereby agree to the following modifications to the Purchase and Servicing Agreement solely with respect to the Mortgage Loans:


          a. Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

               "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution be approved by the Purchaser and (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a Mortgage Loan Remittance Rate not less than, and not more than 2% greater than the Mortgage Loan Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v) be of the same type as the Deleted Mortgage Loan; (vi) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan; (viii) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and (ix) have the same lien status as the Deleted Mortgage Loan."

          b. Article I. The definition of "Remittance Date" is hereby replaced in its entirety with the following:

               "The 18th day of any month (or if such 18th day is not a Business Day, the immediately preceding Business Day)."

          c. Article I. The definition of "Servicing Fee Rate" is hereby replaced in its entirety with the following:

               "With respect to each Mortgage Loan, 0.250% per annum."

          d. Section 3.02. Section 3.02(mm) is hereby amended by replacing "Glossary Version 5.6" with "Glossary Version 5.7 (or the now-current version thereof)."

          e. Section 3.02(uu). Section 3.02(uu) is hereby replaced in its entirety with the following:

               "(uu) Leaseholds. If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice;"

          f. Section 5.01. The second paragraph of Section 5.01 is modified to delete the phrase "the second Business Day following" in the first and second line, to delete the word "second" occurring before the phrase "Business Day" in the second sentence, and to insert the phrase "on which such payment was due" after the first occurrence of the phrase "Business Day" in the second sentence.

          g. Section 5.02. The second paragraph of Section 5.02 is hereby modified to read as follows:

               "Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit E-1, a monthly remittance advice in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date."

               The exhibits referenced in this Section 9(g) are attached to this Agreement as Exhibit B hereto.

          h. For purposes of clarification, the Company is not obligated under the Purchase and Servicing Agreement to advance the amount of any reduction in a Mortgagor's monthly payment due to the operation of the Servicemembers Civil Relief Act.

          i.   Article VI.  Article VI is hereby amended by adding a new Section
               6.11 as follows:

               Section 6.11 Compliance with REMIC Provisions.

                    If a REMIC  election  has  been  made  with  respect  to the arrangement under which the Mortgage Loans and REO Property are held, the Company shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a) (2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

          10. Notwithstanding any provision in this Agreement to the contrary, it is understood that National City Mortgage is not released from liability to the Assignor for any breaches of any representations, warranties or covenants made by National City Mortgage in the Purchase and Servicing Agreement prior to the date hereof regardless of when such breaches are discovered or made known.

          11.  The   Assignee's   address  for   purposes  of  all  notices  and
     correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

                U.S. Bank National  Association
                209 S. LaSalle Street,  Suite 300
                Chicago,  Illinois  60604
                Attention:  Structured  Finance  Trust Services, BAFC 2007-A

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Purchase and Servicing Agreement is:

                Bank of America, National Association
                214 North Tryon Street
                Charlotte, North Carolina 28255
                Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                Banc of America Funding Corporation
                214 North Tryon Street
                Charlotte, North Carolina 28255
                Attention: General Counsel and Chief Financial Officer

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                Wells Fargo Bank, N.A.
                9062 Old Annapolis Road
                Columbia, Maryland  21045
                Attention: Client Manager - BAFC 2007-1

     12. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling and Servicing Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the Purchase and Servicing Agreements), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.

                              [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Bank of America, National Association,
                                        Assignor

                                        By:   /s/ Bruce W. Good
                                           -------------------------------------
                                        Name:   Bruce W. Good
                                        Title:  Vice President


                                        U.S. Bank National Association,
                                        Assignee


                                        By:   /s/ Melissa A. Rosal
                                           -------------------------------------
                                        Name:  Melissa A. Rosal
                                        Title:  Vice President


                                        Banc of America Funding Corporation


                                        By:   /s/ Scott Evans
                                           -------------------------------------
                                        Name:   Scott Evans
                                        Title:  Senior Vice President


                                        National City Mortgage Co.


                                        By: /s/ Richard Buck
                                           -------------------------------------
                                        Name:  Richard Buck
                                        Title:  Assistant Vice President


Acknowledged and Agreed
as of the date first above written:


Wells Fargo Bank, N.A., as Master Servicer


By: /s/ Raymond Delli Colli
   ----------------------------------------
Name:  Raymond Delli Colli
Title:  Vice President

                                   EXHIBIT A

                           Schedule of Mortgage Loans


[Please see the Free Writing Prospectus filed and accepted by the Securities and
Exchange    commission    on   January   31,   2007   and    accession    number
0001379402-07-000012.]

                                   EXHIBIT B


            Exhibit E-1 Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

---------------------------------- -------------------------------------------------------------- ----------- ----------------
Column/Header Name                                          Description                            Decimal    Format Comment
---------------------------------- -------------------------------------------------------------- ----------- ----------------
SERVICER_LOAN_NBR                  A unique number assigned to a loan by the Servicer.  This
                                   may be different than the LOAN_NBR
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_NBR                           A unique identifier assigned to each loan by the originator.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CLIENT_NBR                         Servicer Client Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------
SERV_INVESTOR_NBR                  Contains a unique number as
                                   assigned by an external servicer
                                   to identify a group of loans in
                                   their system.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_FIRST_NAME                First Name of the Borrower.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BORROWER_LAST_NAME                 Last name of the borrower.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ADDRESS                       Street Name and Number of Property
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_STATE                         The state where the  property located.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_ZIP                           Zip code where the property is located.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BORR_NEXT_PAY_DUE_DATE             The date that the borrower's next
                                   payment is due to the MM/DD/YYYY
                                   servicer at the end of processing
                                   cycle, as reported by Servicer.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOAN_TYPE                          Loan Type (i.e. FHA, VA, Conv)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FILED_DATE              The date a particular bankruptcy claim was filed.                          MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CHAPTER_CODE            The chapter under which the bankruptcy was filed.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_CASE_NBR                The case number assigned by the court to the bankruptcy
                                   filing.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POST_PETITION_DUE_DATE             The payment due date once the bankruptcy has been approved                 MM/DD/YYYY
                                   by the courts
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_DCHRG_DISM_DATE         The Date The Loan Is Removed From Bankruptcy. Either by                    MM/DD/YYYY
                                   Dismissal, Discharged and/or a Motion For Relief Was
                                   Granted.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_APPR_DATE                 The Date The Loss Mitigation Was Approved By The Servicer                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_TYPE                      The Type Of Loss Mitigation Approved For A Loan Such As;
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_EST_COMP_DATE             The Date The Loss Mitigation /Plan Is Scheduled To End/Close               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LOSS_MIT_ACT_COMP_DATE             The Date The Loss Mitigation Is Actually Completed                         MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_APPROVED_DATE               The date DA Admin sends a letter
                                   to the servicer with MM/DD/YYYY
                                   instructions to begin foreclosure
                                   proceedings.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
ATTORNEY_REFERRAL_DATE             Date File Was Referred To Attorney to Pursue Foreclosure                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FIRST_LEGAL_DATE                   Notice of 1st legal filed by an Attorney in a Foreclosure                  MM/DD/YYYY
                                   Action
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_EXPECTED_DATE          The date by which a foreclosure sale is expected to occur.                 MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_DATE                   The actual date of the foreclosure sale.                                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_AMT                    The amount a property sold for at the foreclosure sale.            2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_START_DATE                The date the servicer initiates eviction of the borrower.                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
EVICTION_COMPLETED_DATE            The date the court revokes legal
                                   possession of the property
                                   MM/DD/YYYY from the borrower.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_PRICE                         The price at which an REO property is marketed.                    2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                          The date an REO property is listed at a particular price.                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_AMT                          The dollar value of an offer for an REO property.                  2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
OFFER_DATE_TIME                    The date an offer is received by DA Admin or by the Servicer.              MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------

                                      A-1

---------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_CLOSING_DATE                   The date the REO sale of the property is scheduled to close.               MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_ACTUAL_CLOSING_DATE            Actual Date Of REO Sale                                                    MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
OCCUPANT_CODE                      Classification of how the property is occupied.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_CONDITION_CODE                A code that in condition of the property.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PROP_INSPECTION_DATE               The date a  property inspection is performed.                              MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
APPRAISAL_DATE                     The date the appraisal was done.                                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_PROP_VAL                      The current "as is" value of the property based on brokers        2
                                   price opinion or appraisal.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_PROP_VAL                  The amount the property would be worth if repairs are              2
                                   completed pursuant to a broker's price opinion or appraisal.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
If applicable:
---------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_STATUS_CODE                 FNMA Code Describing Status of Loan
---------------------------------- -------------------------------------------------------------- ----------- ----------------
DELINQ_REASON_CODE                 The circumstances which caused a
                                   borrower to stop paying on a loan.
                                   Code indicates the reason why the
                                   loan is in default for this cycle.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_FILED_DATE                Date Mortgage Insurance Claim Was Filed With Mortgage                      MM/DD/YYYY
                                   Insurance Company.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT                       Amount of Mortgage Insurance Claim Filed                                   No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_PAID_DATE                 Date Mortgage Insurance Company Disbursed Claim Payment                    MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_AMT_PAID                  Amount Mortgage Insurance Company Paid On Claim                    2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE              Date Claim Was Filed With Pool Insurance Company                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                     Amount of Claim Filed With Pool Insurance Company                  2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE               Date Claim Was Settled and The Check Was Issued By The Pool                MM/DD/YYYY
                                   Insurer
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                Amount Paid On Claim By Pool Insurance Company                     2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_FILED_DATE        Date FHA Part A Claim Was Filed With HUD                                  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_AMT               Amount of FHA Part A Claim Filed                                  2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_DATE         Date HUD Disbursed Part A Claim Payment                                   MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_A_CLAIM_PAID_AMT          Amount HUD Paid on Part A Claim                                   2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_FILED_DATE        Date FHA Part B Claim Was Filed With HUD                                 MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_AMT               Amount of FHA Part B Claim Filed                                 2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_DATE         Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FHA_PART_B_CLAIM_PAID_AMT          Amount HUD Paid on Part B Claim                                   2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_FILED_DATE                Date VA Claim Was Filed With the Veterans Admin                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_DATE                 Date Veterans Admin. Disbursed VA Claim Payment                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VA_CLAIM_PAID_AMT                  Amount Veterans Admin. Paid on VA Claim                           2       No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MOTION_FOR_RELIEF_DATE             The date the Motion for Relief was filed                               10  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_BID_AMT                     The foreclosure sale bid amount                                        11  No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FRCLSR_SALE_TYPE                   The foreclosure sales results: REO, Third Party, Conveyance to HUD/VA
---------------------------------- -------------------------------------------------------------- ----------- ----------------

                                      A-1


---------------------------------- -------------------------------------------------------------- ----------- ----------------
REO_PROCEEDS                       The net proceeds from the sale of the REO property.                        No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BPO_DATE                           The date the BPO was done.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CURRENT_BPO_VAL                    The current "as is" value of th property based on a brokers price opinion.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
REPAIRED_BPO_PROP_VAL              The amount the property would be worth if repairs are
                                   completed pursuant to a broker's price opinion.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CURR_APP_VAL                       The current "as is" value of the property based on an                 11   No commas(,)
                                   appraisal.                                                                 or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
CURRENT_FICO                       The current FICO score
---------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_FILED_DATE            The date the Hazard Claim was filed with the Hazard                    10  MM/DD/YYYY
                                   Insurance Company.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_AMT                   The amount of the Hazard Insurance Claim filed.                        11  No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_PAID_DATE             The date the Hazard Insurance Company disbursed the claim              10  MM/DD/YYYY
                                   payment.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
HAZARD_CLAIM_PAID_AMT              The amount the Hazard Insurance Company paid on the claim.             11  No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_FILED_DATE              The date the claim was filed with the Pool Insurance Company.          10  MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT                     The amount of the claim filed with the Pool Insurance                  11  No commas(,)
                                   Company.                                                                   or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_PAID_DATE               The date the claim was settled and the check was issued by             10  MM/DD/YYYY
                                   the Pool Insurer.
---------------------------------- -------------------------------------------------------------- ----------- ----------------
POOL_CLAIM_AMT_PAID                The amount paid on the claim by the Pool Insurance Company.            11  No commas(,)
                                                                                                              or dollar
                                                                                                              signs ($)
---------------------------------- -------------------------------------------------------------- ----------- ----------------
FORECLOSURE_FLAG                   Y or N                                                                     Text
---------------------------------- -------------------------------------------------------------- ----------- ----------------
BANKRUPTCY_FLAG                    Y or N                                                                     Text
---------------------------------- -------------------------------------------------------------- ----------- ----------------
NOD_DATE                                                                                                      MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
MI_CLAIM_DATE                      Date Mortgage Insurance is filed                                           MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
NOI_DATE                                                                                                      MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
ACTUAL_PAYMENT_ PLAN_END_DATE
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LIST_DATE                                                                                                     MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
VACANCY/OCCUPANCY_STATUS           The Occupancy status of the defaulted loan's collateral                    Text
---------------------------------- -------------------------------------------------------------- ----------- ----------------
ACTUAL_REO_START_DATE                                                                                         MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------
SALES_PRICE                                                                                                   Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------
UPB_LIQUIDATION                    Outstanding Pricipal Balance of the loan upon Liquidation                  Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------
REALIZED_LOSS/GAIN                 As defined in the Servicing Agreement                                      Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------
LIQUIDATION_PROCEEDS                                                                                          Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PREPAYMENT_CHARGES_COLLECTED       The amount of Prepayment Charges received                                  Number
---------------------------------- -------------------------------------------------------------- ----------- ----------------

                                      A-1


PREPAYMENT_CALCULATION             The formula behind the prepayment charge                                   Text
---------------------------------- -------------------------------------------------------------- ----------- ----------------
PAYOFF_DATE                        The date on which the loan was paid off                                    MM/DD/YYYY
---------------------------------- -------------------------------------------------------------- ----------- ----------------

            Exhibit E-1: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

        o ASUM-  Approved  Assumption
        o BAP- Borrower  Assistance  Program
        o CO- Charge Off
        o DIL- Deed-in-Lieu
        o FFA- Formal Forbearance Agreement
        o MOD- Loan  Modification
        o PRE- Pre-Sale
        o SS-  Short Sale
        o MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:
        o Mortgagor
        o Tenant
        o Unknown
        o Vacant

The Property Condition field should show the last reported condition of the property as follows:
        o Damaged
        o Excellent
        o Fair
        o Gone
        o Good
        o Poor
        o Special Hazard
        o Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:


                      ------------------------ ---------------------------------------------------------
                      Delinquency Code         Delinquency Description
                      ------------------------ ---------------------------------------------------------
                      001                      FNMA-Death of principal mortgagor
                      ------------------------ ---------------------------------------------------------
                      002                      FNMA-Illness of principal mortgagor
                      ------------------------ ---------------------------------------------------------
                      003                      FNMA-Illness of mortgagor's family member
                      ------------------------ ---------------------------------------------------------
                      004                      FNMA-Death of mortgagor's family member
                      ------------------------ ---------------------------------------------------------
                      005                      FNMA-Marital difficulties
                      ------------------------ ---------------------------------------------------------
                      006                      FNMA-Curtailment of income
                      ------------------------ ---------------------------------------------------------
                      007                      FNMA-Excessive Obligation
                      ------------------------ ---------------------------------------------------------
                      008                      FNMA-Abandonment of property
                      ------------------------ ---------------------------------------------------------
                      009                      FNMA-Distant employee transfer
                      ------------------------ ---------------------------------------------------------
                      011                      FNMA-Property problem
                      ------------------------ ---------------------------------------------------------
                      012                      FNMA-Inability to sell property
                      ------------------------ ---------------------------------------------------------
                      013                      FNMA-Inability to rent property
                      ------------------------ ---------------------------------------------------------
                      014                      FNMA-Military Service
                      ------------------------ ---------------------------------------------------------
                      015                      FNMA-Other
                      ------------------------ ---------------------------------------------------------
                      016                      FNMA-Unemployment
                      ------------------------ ---------------------------------------------------------
                      017                      FNMA-Business failure
                      ------------------------ ---------------------------------------------------------
                      019                      FNMA-Casualty loss
                      ------------------------ ---------------------------------------------------------
                      022                      FNMA-Energy environment costs
                      ------------------------ ---------------------------------------------------------
                      023                      FNMA-Servicing problems
                      ------------------------ ---------------------------------------------------------
                      026                      FNMA-Payment adjustment
                      ------------------------ ---------------------------------------------------------
                      027                      FNMA-Payment dispute
                      ------------------------ ---------------------------------------------------------
                      029                      FNMA-Transfer of ownership pending
                      ------------------------ ---------------------------------------------------------
                      030                      FNMA-Fraud
                      ------------------------ ---------------------------------------------------------
                      031                      FNMA-Unable to contact borrower
                      ------------------------ ---------------------------------------------------------
                      INC                      FNMA-Incarceration
                      ------------------------ ---------------------------------------------------------


The FNMA Delinquent Status Code field should show the Status of Default as follows:


                      ------------------------ -------------------------------------------------------
                            Status Code        Status Description
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                09             Forbearance
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                17             Pre-foreclosure Sale Closing Plan Accepted
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                24             Government Seizure
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                26             Refinance
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                27             Assumption
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                28             Modification
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                29             Charge-Off
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                30             Third Party Sale
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                31             Probate
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                32             Military Indulgence
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                43             Foreclosure Started
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                44             Deed-in-Lieu Started
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                49             Assignment Completed
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                61             Second Lien Considerations
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                62             Veteran's Affairs-No Bid
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                63             Veteran's Affairs-Refund
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                64             Veteran's Affairs-Buydown
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                65             Chapter 7 Bankruptcy
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                66             Chapter 11 Bankruptcy
                      ------------------------ -------------------------------------------------------
                      ------------------------ -------------------------------------------------------
                                67             Chapter 13 Bankruptcy
                      ------------------------ -------------------------------------------------------


            Exhibit E-2: Standard File Layout - Scheduled/Scheduled


-----------------------------------------------------------------------------------------------------------------------------------
Column Name              Description                                          Decimal  Format Comment                      Max Size
-----------------------------------------------------------------------------------------------------------------------------------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group            Text up to 10 digits                      20
                         of loans.
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                 A unique identifier assigned to each loan by the              Text up to 10 digits                      10
                         investor.
-----------------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.           Text up to 10 digits                      10
                         This may be different than the LOAN_NBR.
-----------------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME            The borrower name as received in the file.  It is             Maximum length of 30 (Last, First)        30
                         not separated by first and last name.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest       2    No commas(,) or dollar signs ($)          11
                         payment that a borrower is expected to pay, P&I
                         constant.
-----------------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.      4    Max length of 6                            6
-----------------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE             The loan gross interest rate less the service fee        4    Max length of 6                            6
                         rate as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE            The servicer's fee rate for a loan as reported by        4    Max length of 6                            6
                         the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT             The servicer's fee amount for a loan as reported by      2    No commas(,) or dollar signs ($)          11
                         the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT              The new loan payment amount as reported by the           2    No commas(,) or dollar signs ($)          11
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.           4    Max length of 6                            6
-----------------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE           The index the Servicer is using to calculate a           4    Max length of 6                            6
                         forecasted rate.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the           2    No commas(,) or dollar signs ($)          11
                         beginning of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end       2    No commas(,) or dollar signs ($)          11
                         of the processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the              MM/DD/YYYY                                10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.              2    No commas(,) or dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1         The curtailment date associated with the first                MM/DD/YYYY                                10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1          The curtailment interest on the first curtailment        2    No commas(,) or dollar signs ($)          11
                         amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.             2    No commas(,) or dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2         The curtailment date associated with the second               MM/DD/YYYY                                10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2          The curtailment interest on the second curtailment       2    No commas(,) or dollar signs ($)          11
                         amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.              2    No commas(,) or dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3         The curtailment date associated with the third                MM/DD/YYYY                                10
                         curtailment amount.
-----------------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3           The curtailment interest on the third curtailment        2    No commas(,) or dollar signs ($)          11
                         amount, if applicable.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_AMT                  The loan "paid in full" amount as reported by the        2    No commas(,) or dollar signs ($)          11
                         Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.            MM/DD/YYYY                                10
-----------------------------------------------------------------------------------------------------------------------------------
ACTION_CODE              The standard FNMA numeric code used to indicate               Action Code Key: 15=Bankruptcy,            2
                         the default/delinquent status of a particular                 30=Foreclosure, , 60=PIF,
                         loan.                                                         63=Substitution, 65=Repurchase,70=REO
-----------------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT              The amount of the interest adjustment as reported by     2    No commas(,) or dollar signs ($)          11
                         the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------


SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if             2    No commas(,) or dollar signs ($)          11
                         applicable.
-----------------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.          2    No commas(,) or dollar signs ($)          11
-----------------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if         2    No commas(,) or dollar signs ($)          11
                         applicable.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at        2    No commas(,) or dollar signs ($)          11
                         the beginning of the cycle date to be passed through
                         to investors.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at      2    No commas(,) or dollar signs ($)          11
                         the end of a processing cycle.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT           The scheduled principal amount as reported by the        2    No commas(,) or dollar signs ($)          11
                         Servicer for the current cycle -- only applicable
                         for Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT            The scheduled gross interest amount less the service     2    No commas(,) or dollar signs ($)          11
                         fee amount for the current cycle as reported by
                         the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT            The actual principal amount collected by the             2    No commas(,) or dollar signs ($)          11
                         Servicer for the current reporting cycle -- only
                         applicable for Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT             The actual gross interest amount less the service        2    No commas(,) or dollar signs ($)          11
                         fee amount for the current reporting cycle as
                         reported by the Servicer -- only applicable for
                         Actual/Actual Loans.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT      The penalty amount received when a borrower prepays      2    No commas(,) or dollar signs ($)          11
                         on his loan as reported by the Servicer.
-----------------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan waived by     2    No commas(,) or dollar signs ($)          11
                         the servicer.
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
MOD_DATE                 The Effective Payment Date of the Modification for            MM/DD/YYYY                                10
                         the loan.
-----------------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                 The Modification Type.                                        Varchar - value can be alpha or numeric   30
-----------------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest           2    No commas(,) or dollar signs ($)          11
                         advances made by Servicer.
-----------------------------------------------------------------------------------------------------------------------------------


   Exhibit E-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

13.

14. The numbers on the 332 form  correspond with the numbers listed below.

          Liquidation and Acquisition Expenses:
          1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

          4-12. Complete as applicable. Required documentation:

               * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

               * For escrow advances - complete payment history

                    (to calculate advances from last positive escrow balance forward)

               * Other expenses - copies of corporate advance history showing all payments

               * REO repairs > $1500 require explanation

               * REO repairs >$3000 require evidence of at least 2 bids.

               * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

               *   Unusual   or   extraordinary   items  may   require   further
               documentation.

          13.  The total of lines 1 through 12.

          15.  Credits:
          14-21. Complete as applicable. Required documentation:

               * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                 Letter of Proceeds Breakdown.

               * Copy of EOB for any MI or gov't guarantee

               * All other credits need to be clearly defined on the 332 form

          22.  The total of lines 14 through 21.

          Please Note:  For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

          Total Realized Loss (or Amount of Any Gain)

          23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

            Exhibit E-3: Calculation of Realized Loss/Gain Form 332

         Prepared by: _________________                Date:  _______________
         Phone:  ______________________   Email Address:_____________________


------------------------    -------------------------    ----------------------
| Servicer Loan No.    |    | Servicer Name         |    | Servicer Address   |
|                      |    |                       |    |                    |
|                      |    |                       |    |                    |
------------------------    -------------------------    ----------------------

   WELLS FARGO BANK, N.A. Loan No._____________________________

   Borrower's Name: __________________________________________________
   Property Address: _________________________________________________

   Liquidation Type:  REO Sale    3rd Party Sale   Short Sale  Charge Off

   Was this loan granted a Bankruptcy deficiency or cramdown     Yes        No
   If "Yes", provide deficiency or cramdown amount ___________________________

   Liquidation and Acquisition Expenses:
   (1)  Actual Unpaid Principal Balance of Mortgage Loan   $_______________(1)
   (2)  Interest accrued at Net Rate                       ________________(2)
   (3)  Accrued Servicing Fees                             ________________(3)
   (4)  Attorney's Fees                                    ________________(4)
   (5)  Taxes (see page 2)                                 ________________(5)
   (6)  Property Maintenance                               _______________ (6)
   (7)  MI/Hazard Insurance Premiums (see page 2)          ________________(7)
   (8)  Utility Expenses                                   ________________(8)
   (9)  Appraisal/BPO                                      ________________(9)
   (10) Property Inspections                               ________________(10)
   (11) FC Costs/Other Legal Expenses                      ________________(11)
   (12) Other (itemize)                                    ________________(12)
            Cash for Keys__________________________        ________________(12)
            HOA/Condo Fees_________________________        ________________(12)
            _______________________________________        ________________(12)

            Total Expenses                                 $_______________(13)
   Credits:
   (14) Escrow Balance                                     $_______________(14)
   (15) HIP Refund                                         ________________(15)
   (16) Rental Receipts                                    ________________(16)
   (17) Hazard Loss Proceeds                               ________________(17)
   (18) Primary Mortgage Insurance / Gov't Insurance       ________________
          (18a) HUD Part A
                                                           ________________
          (18b) HUD Part B
   (19) Pool Insurance Proceeds                            ________________(19)
   (20) Proceeds from Sale of Acquired Property            ________________(20)
   (21) Other (itemize)                                    ________________(21)
        _________________________________________          ________________(21)

        Total Credits                                      $_______________(22)

        Total Realized Loss (or Amount of Gain)           $_______________(23)

                           Escrow Disbursement Detail


---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
     Type         Date Paid       Period of      Total Paid    Base Amount       Penalties       Interest
  (Tax /Ins.)                     Coverage
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------
---------------- ------------- ---------------- ------------- --------------- ---------------- --------------

---------------- ------------- ---------------- ------------- --------------- ---------------- --------------


                                   APPENDIX I

                             Underlying Agreements


[Included as Exhibits 10.2(A) through (F) to the Current Report on Form 8-K pursuant to which this Assignment, Assumption and Recognition Agreement is filed.]